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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     January 8, 2001
                                                 -------------------------------



                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                                 1-9924                         52-1568099
         --------------                      ----------------               -------------------

         (State or other                       (Commission                  (IRS Employer
         jurisdiction of                       File Number)                 Identification No.)
         incorporation)

 399 Park Avenue, New York, New York                                                10043
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(Address of principal executive offices)                                         (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)
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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         Exhibits:

         Exhibit No.       Description
         -----------       -----------
            1.01           Terms Agreement, dated January 8, 2001, among the Company and Salomon Smith
                           Barney Inc., Banque Bruxelles Lambert S.A., Bear, Stearns & Co. Inc.,
                           Chase Securities Inc., Credit Suisse First Boston Corporation, First
                           Union Securities, Inc., Goldman, Sachs & Co. and The Williams Capital
                           Group, L.P., as Underwriters, relating to the offer and sale of the
                           Company's 6.75% Notes due December 1, 2005.

            1.02 Terms Agreement, dated January 8, 2001, among the Company and Salomon Smith Barney Inc., ABN AMRO
                           Incorporated, Banc of America Securities LLC, Banc
                           One Capital Markets, Inc., Barclays Bank PLC,
                           Blaylock & Partners, L.P., Merrill Lynch, Pierce,
                           Fenner & Smith Incorporated and SG Cowen Securities
                           Corporation, as Underwriters, relating to the offer and sale of the Company's 6.50% Notes due January 18, 2011.

            4.01           Form of Note for the Company's 6.75% Notes due
                           December 1, 2005.

            4.02           Form of Note for the Company's 6.50% Notes due
                           January 18, 2011.


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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  January 12, 2001                     CITIGROUP INC.



                                             By:  /s/ Guy R. Whittaker
                                                  -----------------------------
                                                  Guy R. Whittaker
                                                  Treasurer


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